UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21211

Nuveen New York AMT-Free Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2019

Nuveen Municipal Closed-End Funds

NNY	Nuveen New York Municipal Value Fund, Inc.
NYV	Nuveen New York Municipal Value Fund 2
NAN	Nuveen New York Quality Municipal Income Fund
NRK	Nuveen New York AMT-Free Quality Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents

Chair’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	7

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Shareholder Meeting Report	16

Portfolios of Investments	17

Statement of Assets and Liabilities	49

Statement of Operations	50

Statement of Changes in Net Assets	51

Statement of Cash Flows	53

Financial Highlights	54

Notes to Financial Statements	59

Additional Fund Information	72

Glossary of Terms Used in this Report	73

Reinvest Automatically, Easily and Conveniently	75

Annual Investment Management Agreement Approval Process	76

Chair’s Letter
to Shareholders

Dear Shareholders,
In recent months, economic pessimism has been rising. An escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned more downbeat and economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank recently announced a stimulus plan, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be muted, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
October 25, 2019

Portfolio Manager’s Comments

Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Scott R. Romans, PhD, discusses key investment strategies and the six-month performance of the Nuveen New York Funds. Scott assumed portfolio management responsibility for these four Funds in 2011.
What key strategies were used to manage these Funds during the six-month reporting period ended August 31, 2019?
Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of NRK the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that each Fund invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
A significant decline in interest rates led to strong gains in municipal bonds during the six-month reporting period. Concerns about slowing economic growth and central banks’ potential responses drove risk-off sentiment in the markets, prompting an equity market sell-off and a flight to assets perceived to be safer, such as U.S. Treasury bonds. Municipal bond valuations benefited from the falling interest rate environment, as well as favorable technical supply-demand conditions. The municipal bond market continued to experience historically robust demand, particularly in high tax states such as California, New York and New Jersey, that has exceeded the currently moderate pace of issuance. The new limits on state and local tax, or SALT, deductions resulted in larger than expected tax burdens for some high income taxpayers, driving demand for the tax benefits offered by municipal bonds. The California municipal market outperformed the national market over this reporting period, as measured by its respective state S&P Municipal Bond Index.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. During this reporting period, we rotated some of the Funds’ exposure out of New York tobacco settlement bonds and into Puerto Rico bonds. While the Funds’ tobacco holdings performed well in the past, we believe the credit outlook has become less favorable amid declining consumption trends and disruptive new technologies (vaping/e-cigarettes). The prospects for certain Puerto Rico credits, however, appeared more attractive. The Puerto Rico Aqueduct and Sewer Authority (PRASA) has maintained sufficiently strong operations to avoid default and is expected to receive federal infrastructure funding in the coming years. The island’s sales tax revenue bonds, known as COFINAs, were the first major credit to exit the bankruptcy-like restructuring process and were restructured with improved security features. We purchased both PRASA and COFINA bonds during this reporting period, using the proceeds from trimming the tobacco exposure. In addition, we repositioned the existing tobacco exposure from credits with weaker structures into more defensively structured tobacco bonds.
Issuance in New York’s municipal bond market tends to be concentrated in a small number of issuers. However, the Funds took advantage of an opportunity to diversify beyond this narrow group with two new issues during this reporting period: Battery Park City Authority and New York Liberty One Bryant Park. New York Liberty bonds are a program financing the rebuilding of Manhattan after the September 11, 2001 terrorist attacks.
In addition to those strategic investments, to keep the portfolios fully invested, we bought some high grade, well-structured bonds to hold until a more attractive longer-term opportunity arises. Outside of the tobacco-Puerto Rico repositioning, the proceeds of called and maturing bonds funded most of the buying activity.
As of August 31, 2019, NNY, NAN and NRK continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the New York Funds perform during the six-month reporting period ended August 31, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended August 31, 2019. Each Fund's total returns at net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six-month reporting period ended August 31, 2019, the total return at common share NAV for all four Funds exceeded the returns for both the S&P Municipal Bond New York Index and the national S&P Municipal Bond Index.
Given the substantial decline in interest rates, duration and yield curve positioning drove much of the Funds’ relative outperformance in the reporting period. The Funds’ longer overall durations and overweight allocations to longer maturity bonds were advantageous as yields on the long end of the yield curve fell by a larger magnitude than yields on the shorter end.
Credit ratings allocations had a positive impact on NNY, NAN and NRK’s relative results, although to a lesser extent than duration and yield curve positioning. Investor demand remained strong for the higher yields offered by lower rated bonds in an environment of low overall interest rates and positive credit fundamentals. Accordingly, the Funds’ overweight allocations to bonds rated single A and lower, as well as underweight allocations to the highest credit quality (AAA and AA rated) bonds, were beneficial to performance. For NYV, however, credit quality positioning detracted from performance due to the underperformance of single A rated bonds. However, the negative impact was more than offset by the outperformance of NYV’s duration and yield curve positioning.
The Funds’ sector positioning yielded mixed results and was not a major influence on performance during this reporting period.
The use of regulatory leverage was a factor affecting the performance of NAN and NRK. NNY and NYV do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage from inverse floating rate securities had a negligible impact on performance for NNY over this reporting period. Leverage had a positive impact on the performance of NAN and NRK over this reporting period.
As of August 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Effective Leverage*	1.16%	0.00%	37.34%	37.02%
Regulatory Leverage*	0.00%	0.00%	32.73%	36.03%

*  Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE
As of August 31, 2019, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.

Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAN	$147,000,000	$89,000,000	$236,000,000
NRK	$—	$743,800,000	$743,800,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 - Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 - Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details on preferred shares and each Funds’ respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of August 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NNY	NYV	NAN	NRK
March 2019	$0.0300	$0.0425	$0.0480	$0.0450
April	0.0300	0.0425	0.0480	0.0450
May	0.0300	0.0425	0.0480	0.0450
June	0.0300	0.0425	0.0480	0.0450
July	0.0300	0.0425	0.0480	0.0450
August 2019	0.0300	0.0425	0.0480	0.0450
Total Distributions from Net Investment Income	$0.1800	$0.2550	$0.2880	$0.2700

Yields
Market Yield*	3.48%	3.46%	4.04%	3.96%
Taxable-Equivalent Yield*	6.88%	6.77%	8.01%	7.86%

*  Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 49.6%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of August 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common shares cumulatively repurchased and retired	—	—	277,714	390,000
Common shares authorized for repurchase	1,520,000	235,000	3,085,000	8,725,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of August 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common share NAV	$10.31	$16.17	$15.72	$15.14
Common share price	$10.33	$14.75	$14.25	$13.63
Premium/(Discount) to NAV	0.19%	(8.78)%	(9.35)%	(9.97)%
6-month average premium/(discount) to NAV	(0.55)%	(8.64)%	(9.81)%	(10.81)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New York Municipal Value Fund, Inc. (NNY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NNY.
Nuveen New York Municipal Value Fund 2 (NYV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NYV.
Nuveen New York Quality Municipal Income Fund (NAN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAN.
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NRK.

NNY	Nuveen New York Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNY at Common Share NAV	6.33%	8.30%	4.29%	4.78%
NNY at Common Share Price	8.75%	15.75%	4.69%	4.78%
S&P Municipal Bond New York Index	5.84%	8.15%	3.69%	4.49%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.4%
Other Assets Less Liabilities	0.8%
Net Assets Plus Floating Rate
Obligations	101.2%
Floating Rate Obligations	(1.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	23.7%
Education and Civic Organizations	19.1%
Tax Obligation/Limited	16.0%
Water and Sewer	12.1%
U.S. Guaranteed	9.6%
Utilities	6.5%
Other	13.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.6%
AAA	15.2%
AA	36.8%
A	11.5%
BBB	12.4%
BB or Lower	8.1%
N/R (not rated)	6.4%
Total	100%

NYV	Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NYV at Common Share NAV	7.12%	9.36%	4.27%	5.13%
NYV at Common Share Price	9.73%	13.21%	4.01%	5.05%
S&P Municipal Bond New York Index	5.84%	8.15%	3.69%	4.49%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	87.6%
Short-Term Municipal Bonds	12.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	24.8%
Tax Obligation/Limited	17.6%
Education and Civic Organizations	15.0%
Water and Sewer	14.6%
Tax Obligation/General	7.7%
Utilities	7.5%
Other	12.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.1%
AAA	20.8%
AA	44.2%
A	9.1%
BBB	6.0%
BB or Lower	5.5%
N/R (not rated)	10.3%
Total	100%

NAN	Nuveen New York Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAN at Common Share NAV	9.04%	11.46%	5.18%	6.24%
NAN at Common Share Price	13.05%	18.28%	6.25%	6.66%
S&P Municipal Bond New York Index	5.84%	8.15%	3.69%	4.49%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.4%
Other Assets Less Liabilities	0.2%
Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	155.6%
Floating Rate Obligations	(7.1)%
AMTP Shares, net of deferred offering costs	(30.3)%
VRDP Shares, net of deferred offering costs	(18.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.8%
Transportation	19.1%
Education and Civic Organizations	17.2%
Water and Sewer	9.7%
Tax Obligation/General	8.4%
U.S. Guaranteed	7.7%
Utilities	6.0%
Other	12.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.5%
AAA	15.1%
AA	43.2%
A	9.1%
BBB	10.2%
BB or Lower	8.0%
N/R (not rated)	6.9%
Total	100%

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NRK at Common Share NAV	9.21%	11.35%	5.57%	5.35%
NRK at Common Share Price	12.56%	17.22%	5.82%	5.30%
S&P Municipal Bond New York Index	5.84%	8.15%	3.69%	4.49%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes averages are not available for direct investment.
Common Share Price Performance — Weekly Closing Price
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.3%
Other Assets Less Liabilities	0.2%
Net Assets Plus Floating Rate Obligations,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	158.5%
Floating Rate Obligations	(2.4)%
MFP Shares, net of deferred offering costs	(6.0)%
VRDP Shares, net of deferred offering costs	(50.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.1%
Education and Civic Organizations	18.5%
Water and Sewer	12.8%
Transportation	11.4%
Utilities	7.6%
Tax Obligation/General	7.3%
U.S. Guaranteed	5.3%
Other	11.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.3%
AAA	15.6%
AA	49.3%
A	9.1%
BBB	7.1%
BB or Lower	4.8%
N/R (not rated)	8.8%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 7, 2019 for NNY, NYV, NAN and NRK; at this meeting the shareholders were asked to elect Board Members.

	NNY	NYV	NAN		NRK
			Common and		Common and
			Preferred	Preferred	Preferred	Preferred
			shares voting	shares voting	shares voting	shares voting
			together	together	together	together
	Common Shares	Common Shares	as a class	as a class	as a class	as a class
William C. Hunter
For	13,673,574	1,957,230	—	2,360	—	7,350
Withhold	285,188	231,862	—	—	—	88
Total	13,958,762	2,189,092	—	2,360	—	7,438
Albin F. Moschner
For	—	—	—	2,360	—	7,438
Withhold	—	—	—	—	—	—
Total	—	—	—	2,360	—	7,438
Judith M. Stockdale
For	13,499,060	1,932,916	25,145,516	—	60,948,560	—
Withhold	459,702	256,176	2,918,305	—	16,898,243	—
Total	13,958,762	2,189,092	28,063,821	—	77,846,803	—
Carole E. Stone
For	13,681,663	1,870,155	25,146,271	—	60,954,369	—
Withhold	277,099	318,937	2,917,550	—	16,892,434	—
Total	13,958,762	2,189,092	28,063,821	—	77,846,803	—
Margaret L. Wolff
For	13,683,858	1,957,230	25,153,344	—	61,016,842	—
Withhold	274,904	231,862	2,910,477	—	16,829,961	—
Total	13,958,762	2,189,092	28,063,821	—	77,846,803	—

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 100.4% (100.0% of Total Investments)
	Consumer Staples – 4.3% (4.2% of Total Investments)
$ 1,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	9/19 at 100.00	BB+	$ 1,000,240
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	9/19 at 100.00	B–	499,985
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
850	5.625%, 6/01/35	No Opt. Call	BBB	924,953
3,060	5.750%, 6/01/43	No Opt. Call	BBB	3,726,193
500	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B+	546,840
	5.000%, 6/01/25
5,910	Total Consumer Staples			6,698,211
	Education and Civic Organizations – 19.2% (19.1% of Total Investments)
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	10/19 at 100.00	B	415,548
	Schools, Series 2007A, 5.000%, 4/01/37
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	774,413
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, City University of	6/24 at 100.00	Aa2	1,434,950
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A,
	5.000%, 6/01/43
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
215	5.000%, 4/15/33	4/23 at 100.00	BB+	229,313
310	5.000%, 4/15/43	4/23 at 100.00	BB+	326,291
415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	462,161
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,323,990
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
235	5.000%, 7/01/31	7/25 at 100.00	Aa3	280,153
265	5.000%, 7/01/33	7/25 at 100.00	Aa3	314,234
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at
	Mount Sinai, Refunding Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,544,702
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,529,846
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	2,272,218
	Series 2015A, 5.000%, 7/01/45
760	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	911,339
	2015A, 5.000%, 7/01/35
2,385	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	2,911,870
	2016A, 5.000%, 7/01/39
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	1,266,010
	2018A, 5.000%, 7/01/40
2,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	2,569,120
	2019A, 5.000%, 7/01/42
280	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College,	7/20 at 100.00	Ba1	284,326
	Series 2010, 5.250%, 7/01/35

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 680	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	$ 757,547
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
580	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	557,629
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	336,675
	University Project, Series 2013, 5.000%, 9/01/43
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John
	Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	A–	1,081,720
1,000	6.000%, 6/01/34	6/21 at 100.00	A–	1,082,640
50	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	56,673
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	9/19 at 100.00	BBB	1,524,840
1,175	4.750%, 1/01/42 – AMBAC Insured	9/19 at 100.00	BBB	1,192,096
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	9/19 at 100.00	Baa1	1,612,640
800	4.750%, 3/01/46 – NPFG Insured	9/19 at 100.00	Baa1	801,208
515	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	533,200
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69 (WI/DD, Settling 10/22/19)
390	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	405,842
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69 (WI/DD, Settling 10/22/19)
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic	9/20 at 100.00	A3	311,145
	Institute, Series 2010A, 5.125%, 9/01/40
26,645	Total Education and Civic Organizations			30,104,339
	Financials – 2.7% (2.7% of Total Investments)
1,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	1,451,350
	Series 2007, 5.500%, 10/01/37
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
1,107	0.000%, 8/01/43 (5)	No Opt. Call	N/R	152,231
3,362	0.000%, 8/01/43 (5)	No Opt. Call	N/R	2,445,998
250	0.000%, 8/01/44 (5)	No Opt. Call	N/R	181,875
5,719	Total Financials			4,231,454
	Health Care – 1.4% (1.4% of Total Investments)
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	7/20 at 100.00	A	359,880
	Bonds, Series 2010, 5.000%, 7/01/26
650	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	719,849
	Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	9/19 at 100.00	BB	293,242
	Nicholas H Noyes Hospital, Series 2005, 6.000%, 7/01/30
250	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	A–	267,315
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
435	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John’s Riverside	9/19 at 100.00	B–	434,952
	Hospital, Series 2001A, 7.125%, 7/01/31
140	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John’s Riverside	9/19 at 100.00	B–	139,985
	Hospital, Series 2001B, 7.125%, 7/01/31
2,115	Total Health Care			2,215,223

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.1% (0.1% of Total Investments)
$ 115	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue	9/19 at 100.00	AA	$ 115,417
	Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21
	Industrials – 1.9% (2.0% of Total Investments)
425	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	473,276
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
2,350	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	2,610,356
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,775	Total Industrials			3,083,632
	Long-Term Care – 0.3% (0.3% of Total Investments)
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	9/19 at 100.00	A2	270,538
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
195	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	9/19 at 100.00	N/R	195,070
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23
465	Total Long-Term Care			465,608
	Tax Obligation/General – 2.3% (2.3% of Total Investments)
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1,	8/23 at 100.00	Aa1	1,147,070
	5.000%, 8/01/26
90	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,	12/26 at 100.00	Aa1	108,929
	5.000%, 12/01/41
1,900	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1,	4/28 at 100.00	Aa1	2,366,127
	5.000%, 4/01/40
2,990	Total Tax Obligation/General			3,622,126
	Tax Obligation/Limited – 16.1% (16.0% of Total Investments)
720	Dormitory Authority of the State of New York, Second General Resolution Consolidated	No Opt. Call	AA	748,519
	Revenue Bonds, City University System, Series 1993A, 6.000%, 7/01/20
2,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	2,488,841
	General Purpose Series 2012D, 5.000%, 2/15/37
640	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	771,418
	2015B Group A,B&C, 5.000%, 3/15/35
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	2,880,925
	5.000%, 11/15/28
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,259,770
	Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	3,111,325
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/43
445	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	563,094
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	3,560,010
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,899,089
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	1,415,242
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
1,020	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/28 at 100.00	AAA	1,282,415
	Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/38
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	2,512,304
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (6)
600	New York State Urban Development Corporation, Special Project Revenue Bonds, University	No Opt. Call	AA	615,690
	Facilities Grants, Series 1995, 5.875%, 1/01/21

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
$ 70	0.000%, 7/01/24	No Opt. Call	N/R	$ 61,076
1,125	5.000%, 7/01/58	7/28 at 100.00	N/R	1,175,805
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
600	4.329%, 7/01/40	7/28 at 100.00	N/R	611,250
17	4.536%, 7/01/53	7/28 at 100.00	N/R	17,276
240	4.784%, 7/01/58	7/28 at 100.00	N/R	246,900
22,122	Total Tax Obligation/Limited			25,220,949
	Transportation – 23.8% (23.7% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	AA–	3,023,375
	Series 2015D-1, 5.000%, 11/15/30
815	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	904,731
	2012E, 5.000%, 11/15/42
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	AA–	2,321,840
	2014B, 5.250%, 11/15/38
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	AA–	6,113,150
	2016C-1, 5.000%, 11/15/34
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	9/19 at 101.00	N/R	982,500
	Bronx Parking Development Company, LLC Project, Series 2007, 3.231%, 10/01/46 (7)
660	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	710,167
	Center Project, Series 2011, 5.000%, 11/15/44
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
765	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	810,931
2,020	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	2,133,867
2,000	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	2,437,020
	Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/32 (AMT)
2,630	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	2,943,180
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
5,900	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	AA–	6,984,361
	Eighty-Ninth Series 2015, 5.000%, 5/01/40
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	1,805,895
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,165	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	1,340,204
	Eleventh Series 2018, 4.000%, 9/01/43
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	9/19 at 100.00	BBB+	234,572
1,160	6.000%, 12/01/36	12/20 at 100.00	BBB+	1,228,846
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	822,908
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
2,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, Refunding	11/28 at 100.00	AA–	2,559,700
	Series 2018C, 5.000%, 11/15/37
32,695	Total Transportation			37,357,247
	U.S. Guaranteed – 9.6% (9.6% of Total Investments) (8)
1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+	1,376,001
	Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$ 525	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/20 at 100.00	A–	$ 543,590
	Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)
2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center,	7/20 at 100.00	A–	2,187,276
	Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A–	426,860
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B,	11/19 at 100.00	AA	1,512,000
	5.000%, 11/15/34 (Pre-refunded 11/15/19)
2,685	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	3,033,862
	2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	1,286,329
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/21 at 100.00	AA–	3,224,370
	of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
45	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	48,281
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series	1/21 at 100.00	N/R	1,422,983
	2011, 5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured
14,050	Total U.S. Guaranteed			15,061,552
	Utilities – 6.6% (6.5% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	2/20 at 100.00	BBB–	1,016,480
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	96,908
135	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A–	155,276
	2014A, 5.000%, 9/01/44
475	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A–	578,550
	2017, 5.000%, 9/01/47
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A–	1,378,950
	5.000%, 9/01/37
400	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	425,848
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
295	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	9/19 at 100.00	N/R	297,752
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	5,119,098
1,100	5.000%, 12/15/41	12/23 at 100.00	AAA	1,260,963
9,185	Total Utilities			10,329,825
	Water and Sewer – 12.1% (12.1% of Total Investments)
300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	360,882
	Refunding Series 2015A, 5.000%, 7/01/29
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,648,900
	General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	1,248,240
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Second Resolution:
2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,518,236
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	2,974,425

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds:
$ 1,000	5.000%, 6/15/46	6/27 at 100.00	AAA	$ 1,227,120
4,300	5.000%, 6/15/47	6/27 at 100.00	AAA	5,270,984
1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	2/22 at 100.00	AAA	1,091,000
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
135	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	9/19 at 100.00	Ca	137,025
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
75	5.500%, 7/01/28	7/22 at 100.00	Ca	79,500
275	5.750%, 7/01/37	7/22 at 100.00	Ca	292,187
225	6.000%, 7/01/47	7/22 at 100.00	Ca	239,625
15,910	Total Water and Sewer			19,088,124
$ 140,696	Total Long-Term Investments (cost $145,323,945)			157,593,707
	Floating Rate Obligations – (1.2)%			(1,840,000)
	Other Assets Less Liabilities – 0.8%			1,138,749
	Net Asset Applicable to Common Shares – 100%			$ 156,892,456

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NYV	Nuveen New York Municipal Value Fund 2
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 87.6% (87.8% of Total Investments)
	MUNICIPAL BONDS – 87.6% (87.8% of Total Investments)
	Consumer Staples – 4.3% (4.3% of Total Investments)
$ 820	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	$ 944,386
	Bonds, Series 2001, 6.500%, 5/15/33
100	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	9/19 at 100.00	BB+	100,024
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
110	5.625%, 6/01/35	No Opt. Call	BBB	119,700
380	5.750%, 6/01/43	No Opt. Call	BBB	462,730
1,410	Total Consumer Staples			1,626,840
	Education and Civic Organizations – 15.0% (15.0% of Total Investments)
500	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	10/19 at 100.00	B	500,660
	Schools, Series 2007A, 5.000%, 4/01/37
80	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	No Opt. Call	B+	80,338
	Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
50	5.000%, 4/15/33	4/23 at 100.00	BB+	53,329
75	5.000%, 4/15/43	4/23 at 100.00	BB+	78,941
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	111,364
	University, Series 2013A, 5.000%, 7/01/44
200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	239,826
	2015A, 5.000%, 7/01/35
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	1,249,250
	2018A, 5.000%, 7/01/48
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	1,032,300
	Cornell University, Series 2010A, 5.000%, 7/01/40
165	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	183,817
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
145	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	139,407
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	112,658
	University Project, Series 2013, 5.000%, 9/01/38
3,000	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	No Opt. Call	AA	1,671,480
	Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured
125	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	129,417
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69 (WI/DD, Settling 10/22/19)
100	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	104,062
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69 (WI/DD, Settling 10/22/19)
6,640	Total Education and Civic Organizations			5,686,849
	Financials – 1.2% (1.2% of Total Investments)
300	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	435,405
	Series 2007, 5.500%, 10/01/37

NYV	Nuveen New York Municipal Value Fund 2
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 0.9% (0.9% of Total Investments)
$ 50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	7/20 at 100.00	A	$ 51,411
	Bonds, Series 2010, 5.000%, 7/01/26
150	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	166,119
	Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41
140	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John’s Riverside	9/19 at 100.00	B–	139,985
	Hospital, Series 2001B, 7.125%, 7/01/31
340	Total Health Care			357,515
	Industrials – 2.0% (2.0% of Total Investments)
105	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	116,927
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	644,258
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
685	Total Industrials			761,185
	Tax Obligation/General – 4.3% (4.3% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	1,199,280
	5.000%, 4/01/35
400	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 –	10/21 at 100.00	AA	433,984
	AGM Insured
1,400	Total Tax Obligation/General			1,633,264
	Tax Obligation/Limited – 17.5% (17.6% of Total Investments)
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	1,250,640
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/46
1,500	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,808,010
	2015B Group A,B&C, 5.000%, 3/15/35
540	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa2	659,318
	Fiscal 2017 Series A, 5.000%, 2/15/42
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,244,530
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/43
300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	346,590
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
155	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	162,000
	2018A-1, 5.000%, 7/01/58
1,000	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset	10/24 at 100.00	AA+	1,187,700
	Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/30
5,495	Total Tax Obligation/Limited			6,658,788
	Transportation – 16.3% (16.4% of Total Investments)
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	9/19 at 101.00	N/R	1,310,000
	Bronx Parking Development Company, LLC Project, Series 2007, 3.163%, 10/01/37 (5)
155	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	166,782
	Center Project, Series 2011, 5.000%, 11/15/44
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
220	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	233,209
420	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	443,675
400	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	487,404
	Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/32 (AMT)
645	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	721,807
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 765	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	$ 880,048
	Eleventh Series 2018, 4.000%, 9/01/43
800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	AA–	986,392
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	9/19 at 100.00	BBB+	187,657
140	6.000%, 12/01/36	12/20 at 100.00	BBB+	148,309
525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	639,135
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
6,250	Total Transportation			6,204,418
	U.S. Guaranteed – 4.0% (4.0% of Total Investments) (6)
290	Albany Capital Resource Corporation, New York, St Peter’s Hospital Project, Series 2011,	11/20 at 100.00	N/R	307,101
	6.000%, 11/15/25 (Pre-refunded 11/15/20)
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%,	12/19 at 100.00	N/R	1,213,764
	12/01/34 (Pre-refunded 12/01/19)
1,490	Total U.S. Guaranteed			1,520,865
	Utilities – 7.5% (7.5% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	26,919
285	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A–	327,804
	2014A, 5.000%, 9/01/44
	Long Island Power Authority, New York, Electric System General Revenue Bonds,
	Series 2017:
1,000	5.000%, 9/01/42	9/27 at 100.00	A–	1,227,420
105	5.000%, 9/01/47	9/27 at 100.00	A–	127,890
100	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	106,462
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,037,429
	5.000%, 12/15/41
2,420	Total Utilities			2,853,924
	Water and Sewer – 14.6% (14.6% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	974,700
	Revenue Bonds, Second General Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	2,496,480
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
500	5.000%, 6/15/43	6/28 at 100.00	AAA	628,640
1,000	5.000%, 6/15/48	6/28 at 100.00	AAA	1,248,160
35	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	9/19 at 100.00	Ca	35,525
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
15	5.500%, 7/01/28	7/22 at 100.00	Ca	15,900
70	5.750%, 7/01/37	7/22 at 100.00	Ca	74,375
50	6.000%, 7/01/47	7/22 at 100.00	Ca	53,250
4,570	Total Water and Sewer			5,527,030
$ 31,000	Total Long-Term Investments (cost $29,599,603)			33,266,083

NYV	Nuveen New York Municipal Value Fund 2
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 12.2% (12.2% of Total Investments)
	MUNICIPAL BONDS – 12.2% (12.2% of Total Investments)
	Housing/Multifamily – 0.4% (0.4% of Total Investments)
$ 140	New York State Housing Finance Agency, 10 Liberty Street Housing Revenue Bonds,	10/19 at 100.00	VMIG-1	$ 140,000
	Variable Rate Demand Obligation, Series 2003A, 1.330%, 5/01/35 (Mandatory Put 10/09/19) (7)
	Tax Obligation/General–3.4% (3.4% of Total Investments)
1,300	New York City, New York, General Obligation Bonds Variable Rate Demand Obligation, Fiscal	10/19 at 100.00	A-1	1,300,000
	Series 2006I-3, 1.390%, 4/01/36 (Mandatory Put 10/08/19) (7)
	Transportation–8.4% (8.4% of Total Investments)
1,800	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	10/19 at 100.00	A-1	1,800,000
	Bridges & Tunnels, Variable Rate Demand Obligation, Refunding Series 2002F, 1.300%,
	11/01/32 (Mandatory Put 10/08/19) (7)
1,400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Variable	10/19 at 100.00	VMIG-1	1,400,000
	Rate Demand Obligation Series 2005B-3 & 2005B-4, 1.390%, 1/01/32 (Mandatory Put 10/08/19) (7)
3,200	Total Transportation			3,200,000
$ 4,640	Total Short-Term Investments (cost $4,640,000)			4,640,000
	Total Investments (cost $34,239,603) – 99.8%			37,906,083
	Other Assets Less Liabilities – 0.2%			80,178
	Net Asset Applicable to Common Shares – 100%			$ 37,986,261

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NAN	Nuveen New York Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 155.4% (100.0% of Total Investments)
	Consumer Staples – 5.3% (3.4% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 12,500	5.000%, 6/01/38	9/19 at 100.00	BB+	$ 12,503,000
3,210	5.000%, 6/01/45	9/19 at 100.00	B+	3,210,770
1,350	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	9/19 at 100.00	B–	1,349,960
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
320	5.625%, 6/01/35	No Opt. Call	BBB	348,218
1,145	5.750%, 6/01/43	No Opt. Call	BBB	1,394,278
7,155	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	7,097,044
25,680	Total Consumer Staples			25,903,270
	Education and Civic Organizations – 26.7% (17.2% of Total Investments)
1,855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	10/19 at 100.00	B	1,857,449
	Schools, Series 2007A, 5.000%, 4/01/37
3,265	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	3,371,276
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,195,355
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,376,277
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,405	5.250%, 11/01/34	11/24 at 100.00	BB	1,527,657
1,300	5.000%, 11/01/39	11/24 at 100.00	BB	1,385,553
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
950	5.000%, 4/15/33	4/23 at 100.00	BB+	1,013,242
1,380	5.000%, 4/15/43	4/23 at 100.00	BB+	1,452,519
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	1,960,006
	University, Series 2013A, 5.000%, 7/01/44
2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	2,535,560
	of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	4,456,679
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27
3,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/22 at 100.00	Aa2	3,842,055
	Dormitory Facilities, Series 2012A, 5.000%, 7/01/37
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
1,120	5.000%, 7/01/31	7/25 at 100.00	Aa3	1,335,197
1,245	5.000%, 7/01/33	7/25 at 100.00	Aa3	1,476,309
5,090	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	5,911,679
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan	9/19 at 100.00	Baa2	2,106,069
	College, Series 2009, 5.250%, 7/01/29
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	2,272,218
	Series 2015A, 5.000%, 7/01/45

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,120	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	No Opt. Call	Aa2	$ 2,200,836
	2001-1, 5.500%, 7/01/20 – AMBAC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2015A:
1,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	1,206,010
2,300	5.000%, 7/01/35	7/25 at 100.00	Aa2	2,757,999
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2016A:
5,100	5.000%, 7/01/33	7/26 at 100.00	Aa2	6,320,175
3,765	5.000%, 7/01/36	7/26 at 100.00	Aa2	4,629,783
1,055	5.000%, 7/01/39	7/26 at 100.00	Aa2	1,288,060
5,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	6,979,445
	2019A, 5.000%, 7/01/49
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	8,258,400
	Cornell University, Series 2010A, 5.000%, 7/01/40
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College,	7/20 at 100.00	Ba1	1,624,720
	Series 2010, 5.250%, 7/01/35
3,140	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	3,498,086
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
2,705	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	2,600,668
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A–	1,132,213
265	5.000%, 9/01/43	9/23 at 100.00	A–	297,396
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University	7/25 at 100.00	AA	5,882,250
	Project, Refunding Series 2015A, 5.000%, 7/01/40
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University	7/20 at 100.00	AA	1,298,846
	Project, Series 2010A, 5.000%, 7/01/40
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John	6/21 at 100.00	A–	962,731
	Fisher College, Series 2011, 6.000%, 6/01/30
3,030	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	3,434,353
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	9/19 at 100.00	BBB	1,002,740
235	5.000%, 1/01/36 – AMBAC Insured	9/19 at 100.00	BBB	235,651
3,515	5.000%, 1/01/39 – AMBAC Insured	9/19 at 100.00	BBB	3,573,208
5,050	4.750%, 1/01/42 – AMBAC Insured	9/19 at 100.00	BBB	5,123,477
400	5.000%, 1/01/46 – AMBAC Insured	9/19 at 100.00	BBB	405,972
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
7,555	4.500%, 3/01/39 – FGIC Insured	9/19 at 100.00	Baa1	7,567,390
2,750	4.750%, 3/01/46 – NPFG Insured	9/19 at 100.00	Baa1	2,754,152
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	1/21 at 100.00	AA	1,049,460
	American Art, Series 2011, 5.000%, 7/01/31
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	AA–	1,705,605
	Conservation Society, Series 2013A, 5.000%, 8/01/33
2,520	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	2,609,057
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69 (WI/DD, Settling 10/22/19)
1,900	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	1,977,178
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69 (WI/DD, Settling 10/22/19)
1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/25 at 100.00	Baa2	1,725,630
	Project, Series 2015, 5.000%, 7/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Saint Lawrence County Industrial Development Agency Civic Development Corporation, New
	York, Revenue Bonds, Clarkson University Project, Series 2012A:
$ 1,050	5.250%, 9/01/33	3/22 at 100.00	Baa1	$ 1,135,344
1,750	5.000%, 9/01/41	3/22 at 100.00	Baa1	1,870,610
2,260	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic	9/20 at 100.00	A3	2,343,959
	Institute, Series 2010A, 5.125%, 9/01/40
117,670	Total Education and Civic Organizations			129,526,504
	Financials – 4.4% (2.8% of Total Investments)
4,725	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	6,577,625
	Series 2005, 5.250%, 10/01/35
6,885	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	9,992,545
	Series 2007, 5.500%, 10/01/37
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
1,181	0.000%, 8/01/43 (5)	No Opt. Call	N/R	162,379
3,587	0.000%, 8/01/43 (5)	No Opt. Call	N/R	2,609,065
829	0.000%, 8/01/45 (5)	No Opt. Call	N/R	114,017
2,518	0.000%, 8/01/45 (5)	No Opt. Call	N/R	1,831,980
19,725	Total Financials			21,287,611
	Health Care – 3.6% (2.3% of Total Investments)
	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue
	Bonds, Series 2010:
350	5.000%, 7/01/26	7/20 at 100.00	A	359,880
350	5.200%, 7/01/32	7/20 at 100.00	A	359,866
3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/25 at 100.00	A–	4,264,546
	Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/20 at 100.00	A–	518,905
	Systems Inc, Series 2010A, 5.750%, 7/01/30
4,120	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	5,001,227
	Systems, Inc Project, Series 2016B, 5.000%, 7/01/32
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	9/19 at 100.00	BB	717,938
	Nicholas H Noyes Hospital, Series 2005, 6.000%, 7/01/30
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	Aa1	763,935
	Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35
2,730	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	A–	2,919,080
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
1,980	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John’s Riverside	9/19 at 100.00	B–	1,979,782
	Hospital, Series 2001A, 7.125%, 7/01/31
565	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John’s Riverside	9/19 at 100.00	B–	564,938
	Hospital, Series 2001B, 7.125%, 7/01/31
15,720	Total Health Care			17,450,097
	Housing/Multifamily – 0.6% (0.4% of Total Investments)
705	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/20 at 100.00	AA+	722,266
	Bonds, Series 2010D-1A, 5.000%, 11/01/42
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A,	5/20 at 100.00	Aa2	2,032,360
	5.000%, 11/01/42
190	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing	9/19 at 100.00	Aa1	190,564
	Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (AMT)
2,895	Total Housing/Multifamily			2,945,190
	Housing/Single Family – 0.1% (0.1% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	N/R	661,202
	Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (AMT)

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 4.4% (2.8% of Total Investments)
$ 1,935	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	$ 2,154,797
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
17,145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	19,044,494
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
19,080	Total Industrials			21,199,291
	Long-Term Care – 0.4% (0.3% of Total Investments)
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	9/19 at 100.00	A2	1,277,538
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
700	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	9/19 at 100.00	N/R	692,006
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
145	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	9/19 at 100.00	N/R	145,052
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23
2,120	Total Long-Term Care			2,114,596
	Tax Obligation/General – 13.0% (8.4% of Total Investments)
1,395	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	1,672,996
	5.000%, 4/01/35
	Nassau County, New York, General Obligation Bonds, General Improvement Series,
	Refunding 2016A:
3,630	5.000%, 1/01/28	1/26 at 100.00	A+	4,442,466
500	5.000%, 1/01/38	1/26 at 100.00	A+	591,165
2,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	2,355,600
	5.000%, 4/01/43
400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	9/19 at 100.00	Aa1	401,144
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	Aa1	1,112,420
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	Aa1	1,088,986
5,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	Aa1	5,735,350
8,775	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	Aa1	10,620,558
4,000	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.000%, 10/01/37	10/27 at 100.00	Aa1	4,986,600
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/38 (UB) (6)	3/28 at 100.00	Aa1	8,750,560
1,000	5.000%, 3/01/39	3/28 at 100.00	Aa1	1,247,150
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
6,480	5.000%, 4/01/40	4/28 at 100.00	Aa1	8,069,738
1,420	5.000%, 4/01/43	4/28 at 100.00	Aa1	1,757,761
1,965	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	Aa1	2,158,749
	5.000%, 4/01/28
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 2016-XG0082:
3,125	13.806%, 3/01/31, 144A (IF) (6)	3/23 at 100.00	Aa1	4,801,875
1,525	13.806%, 3/01/31, 144A (IF) (6)	3/23 at 100.00	Aa1	2,343,315
720	Rochester, New York, General Obligation Bonds, Series 1999, 5.250%, 10/01/19 –	No Opt. Call	AA–	722,333
	NPFG Insured
50,915	Total Tax Obligation/General			62,858,766
	Tax Obligation/Limited – 30.8% (19.8% of Total Investments)
2,000	Battery Park City Authority, New York, Senior Revenue Bonds, Sustainability Series	11/29 at 100.00	Aaa	2,568,360
	2019A, 5.000%, 11/01/49
980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/21 at 100.00	AA+	1,039,339
	General Purpose Series 2011C, 5.000%, 3/15/41
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	1,087,960
	General Purpose Series 2012D, 5.000%, 2/15/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/23 at 100.00	AA+	$ 5,625,550
	General Purpose Series 2013A, 5.000%, 2/15/43
2,080	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	2,395,744
	General Purpose Series 2014C Group C, 5.000%, 3/15/44
8,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	10,005,120
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/46
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,205,340
	2015B Group A,B&C, 5.000%, 3/15/35
6,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/28 at 100.00	AA+	7,469,160
	2018E Group 4, 5.000%, 3/15/44
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,225	5.000%, 11/15/28	11/25 at 100.00	BB	3,716,393
2,355	5.000%, 11/15/34	11/25 at 100.00	BB	2,663,529
3,750	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa2	4,578,600
	Fiscal 2017 Series A, 5.000%, 2/15/42
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
2,550	5.750%, 2/15/47	2/21 at 100.00	Aa2	2,711,568
1,910	5.250%, 2/15/47	2/21 at 100.00	Aa2	2,019,978
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding
	Series 2012A:
1,815	5.000%, 11/15/27	11/22 at 100.00	AA	2,038,064
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,523,487
9,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	11,563,920
	Fiscal 2018 Series Subseries S-4A, 5.250%, 7/15/36
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	4,403,280
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/38
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	2,481,000
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/45
890	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,126,188
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/22 at 100.00	AA	2,065,134
	Fiscal Series 2013S-1, 5.000%, 7/15/31
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2012 Series E-1:
3,775	5.000%, 2/01/37	2/22 at 100.00	AAA	4,100,631
3,950	5.000%, 2/01/42	2/22 at 100.00	AAA	4,282,274
3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	3,476,590
	Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29
7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	8,885,023
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	4,817,601
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	6,105,550
	Subordinate Fiscal 2017 Series B-1, 5.000%, 8/01/36
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/29 at 100.00	AAA	3,186,450
	Subordinate Fiscal 2020 Subseries A-2, 5.000%, 5/01/39
2,825	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	AAA	2,967,578
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	2,106,240
	Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/19 at 100.00	AAA	2,419,224
	Bonds, Tender Option Bond Trust 2015-XF0080, 10.819%, 5/01/38, 144A (IF)

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 6,000	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2011A,	4/21 at 100.00	Aa2	$ 6,430,080
	5.750%, 4/01/41
11,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	11,587,359
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (6)
2,110	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A,	9/20 at 100.00	AA+	2,194,738
	5.000%, 3/15/29
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
120	0.000%, 7/01/24	No Opt. Call	N/R	104,701
23,903	0.000%, 7/01/51	7/28 at 30.01	N/R	4,645,309
3,778	5.000%, 7/01/58	7/28 at 100.00	N/R	3,948,614
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,089	4.329%, 7/01/40	7/28 at 100.00	N/R	1,109,419
32	4.536%, 7/01/53	7/28 at 100.00	N/R	32,519
436	4.784%, 7/01/58	7/28 at 100.00	N/R	448,535
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,000	5.000%, 1/01/29 (AMT)	1/26 at 100.00	BBB	2,240,760
1,000	5.000%, 1/01/35 (AMT)	1/26 at 100.00	BBB	1,102,270
150,513	Total Tax Obligation/Limited			149,479,179
	Transportation – 29.7% (19.1% of Total Investments)
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	AA–	9,070,125
	Series 2015D-1, 5.000%, 11/15/30
1,540	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	1,709,554
	2012E, 5.000%, 11/15/42
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/25 at 100.00	AA–	6,291,047
	2015A-1, 5.000%, 11/15/45
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1:
2,500	5.000%, 11/15/34	11/26 at 100.00	AA–	3,056,575
12,560	5.000%, 11/15/56	11/26 at 100.00	AA–	14,770,434
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
200	3.163%, 10/01/37 (7)	9/19 at 101.00	N/R	131,000
5,500	3.231%, 10/01/46 (7)	9/19 at 101.00	N/R	3,602,500
2,850	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	3,066,628
	Center Project, Series 2011, 5.000%, 11/15/44
1,350	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A2	1,585,913
	Series 2016A, 5.000%, 1/01/51
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding
	Series 2016:
1,760	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	1,865,670
11,470	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	12,116,564
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
3,000	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	3,670,620
8,500	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	10,357,335
12,110	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	13,552,059
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	AA–	10,326,860
	Eighty-Ninth Series 2015, 5.000%, 5/01/45
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty	1/21 at 100.00	AA–	5,248,550
	Sixth Series 2011, 5.000%, 1/15/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Eleventh Series 2018:
$ 2,330	4.000%, 9/01/43	9/28 at 100.00	AA–	$ 2,680,409
6,000	5.000%, 9/01/48 (UB) (6)	9/28 at 100.00	AA–	7,469,340
4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/29 at 100.00	AA–	4,931,960
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Series 2017:
4,000	5.000%, 10/15/47	4/27 at 100.00	AA–	4,870,880
5,000	5.250%, 10/15/57	4/27 at 100.00	AA–	6,111,250
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eigth Series 2010:
1,020	6.500%, 12/01/28	9/19 at 100.00	BBB+	1,063,391
5,000	6.000%, 12/01/36	12/20 at 100.00	BBB+	5,296,750
3,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	4,260,900
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/26 at 100.00	AA–	5,994,850
	Refunding Series 2016A, 5.000%, 11/15/46
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	822,908
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
126,675	Total Transportation			143,924,072
	U.S. Guaranteed – 12.0% (7.7% of Total Investments) (8)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
2,950	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	3,006,817
1,000	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	1,019,720
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds,	5/20 at 100.00	AA	410,656
	Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)
1,750	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/20 at 100.00	A–	1,811,967
	Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/21 at 100.00	A–	1,067,150
	Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)
5,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center,	7/20 at 100.00	A–	5,728,580
	Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/20 at 100.00	A–	4,150,560
	2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
4,150	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	4,438,093
90	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	95,603
8,265	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A–	8,819,995
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2010D:
4,000	5.000%, 11/15/34 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	4,195,800
1,560	5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	1,640,995
5,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	5,762,643
	2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	2,338,780
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
2,175	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	N/R	2,289,231
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$ 1,810	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	N/R	$ 1,995,525
	5.000%, 4/01/28 (Pre-refunded 4/01/22)
470	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	504,263
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
560	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series	No Opt. Call	AA+	567,465
	1993B, 5.000%, 1/01/20 (ETM)
7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series	1/22 at 100.00	AA+	8,286,450
	1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)
54,280	Total U.S. Guaranteed			58,130,293
	Utilities – 9.4% (6.0% of Total Investments)
3,500	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	2/20 at 100.00	BBB–	3,557,680
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	398,401
1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A–	1,679,277
	2014A, 5.000%, 9/01/44
1,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A–	1,936,620
	2017, 5.000%, 9/01/47
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A–	1,378,950
	5.000%, 9/01/37
1,920	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	2,044,070
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
2,435	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	9/19 at 100.00	N/R	2,457,719
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
3,785	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series	12/25 at 100.00	AAA	4,583,030
	2015, 5.000%, 12/15/37
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,388,620
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,222,127
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	9,205,030
1,515	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	1,863,026
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
4,500	5.000%, 12/15/38	12/27 at 100.00	AAA	5,679,810
4,000	5.000%, 12/15/39	12/27 at 100.00	AAA	5,044,320
39,215	Total Utilities			45,438,680
	Water and Sewer – 15.0% (9.7% of Total Investments)
4,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	4,483,620
	Revenue Bonds, Second General Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	5,863,950
	General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	12,291,000
	General Resolution Revenue Bonds, Fiscal 2018 Series DD-2, 5.000%, 6/15/48 (UB)
9,285	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	11,589,908
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40 (UB)
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/25 at 100.00	AAA	1,189,770
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution, 5.000%, 6/15/40
9,750	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/21 at 100.00	AAA	10,407,930
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution Series, 5.000%, 6/15/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
$ 3,990	5.000%, 6/15/42	6/27 at 100.00	AAA	$ 4,928,607
7,500	5.000%, 6/15/43	6/28 at 100.00	AAA	9,429,600
400	5.000%, 6/15/47	6/27 at 100.00	AAA	490,324
3,680	5.000%, 6/15/48	6/28 at 100.00	AAA	4,593,229
3,840	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	4/20 at 100.00	AAA	3,929,165
	Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35
635	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	9/19 at 100.00	Ca	644,525
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
345	5.500%, 7/01/28	7/22 at 100.00	Ca	365,700
1,270	5.750%, 7/01/37	7/22 at 100.00	Ca	1,349,375
1,040	6.000%, 7/01/47	7/22 at 100.00	Ca	1,107,600
61,875	Total Water and Sewer			72,664,303
$ 687,008	Total Long-Term Investments (cost $693,817,072)			753,583,054
	Floating Rate Obligations – (7.1)%			(34,300,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (30.3)% (9)			(146,828,312)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (18.2)% (10)			(88,068,604)
	Other Assets Less Liabilities – 0.2%			642,497
	Net Asset Applicable to Common Shares – 100%			$ 485,028,635

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(9)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 19.5%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.7%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.3% (100.0% of Total Investments)
	Consumer Staples – 6.4% (4.0% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 27,580	5.000%, 6/01/38	9/19 at 100.00	BB+	$ 27,586,619
9,555	5.000%, 6/01/45	9/19 at 100.00	B+	9,557,293
10,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	9/19 at 14.59	N/R	1,123,300
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50
1,310	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	9/19 at 100.00	B–	1,309,961
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
4,680	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	6/26 at 100.00	N/R	4,911,566
	Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51
39,715	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	39,393,309
92,840	Total Consumer Staples			83,882,048
	Education and Civic Organizations – 29.2% (18.5% of Total Investments)
3,150	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/27 at 100.00	Baa3	3,698,762
	Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	Baa3	4,339,129
29,145	0.000%, 7/15/47	No Opt. Call	Baa3	11,710,752
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School
	for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	272,008
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,769,741
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,000	5.250%, 11/01/29	11/24 at 100.00	BB	1,100,720
5,705	5.250%, 11/01/34	11/24 at 100.00	BB	6,203,047
1,500	5.000%, 11/01/39	11/24 at 100.00	BB	1,598,715
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
2,690	5.000%, 4/15/33	4/23 at 100.00	BB+	2,869,073
4,090	5.000%, 4/15/43	4/23 at 100.00	BB+	4,304,930
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College	7/24 at 100.00	A	4,157,818
	Project, Series 2014, 5.000%, 7/01/44
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	5,557,064
	University, Series 2013A, 5.000%, 7/01/44
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/25 at 100.00	A–	1,946,015
	University, Series 2015A, 5.000%, 7/01/37
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	5,646,817
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	A–	6,838,860
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and
	University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,897,428
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,464,483
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,161,728

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	$ 16,602,981
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27
4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/21 at 100.00	Aa2	5,073,000
	Dormitory Facilities, Series 2011A, 5.000%, 7/01/41
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/22 at 100.00	Aa2	4,116,488
	Dormitory Facilities, Series 2012A, 5.000%, 7/01/37
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
3,095	5.000%, 7/01/31	7/25 at 100.00	Aa3	3,689,673
3,465	5.000%, 7/01/33	7/25 at 100.00	Aa3	4,108,762
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2017A:
2,930	5.000%, 7/01/34	7/27 at 100.00	Aa3	3,663,731
1,625	5.000%, 7/01/46	7/27 at 100.00	Aa3	1,978,730
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College,
	Series 2007A:
405	5.000%, 7/01/25 – FGIC Insured	9/19 at 100.00	Baa2	406,243
1,320	5.000%, 7/01/37 – NPFG Insured	9/19 at 100.00	Baa2	1,323,986
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred
	Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA	1,073,150
5,980	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA	6,429,995
12,970	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	15,063,747
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan	9/19 at 100.00	Baa2	1,002,890
	College, Series 2009, 5.250%, 7/01/29
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	Aa2	1,825,575
5,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	7,445,100
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2015A:
9,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	10,854,090
8,955	5.000%, 7/01/45	7/25 at 100.00	Aa2	10,569,855
10,850	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	13,479,063
	2016A, 5.000%, 7/01/32
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2017A:
4,000	5.000%, 7/01/38	7/27 at 100.00	Aa2	4,986,240
5,620	5.000%, 7/01/39	7/27 at 100.00	Aa2	6,985,772
11,175	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	13,960,369
	2018A, 5.000%, 7/01/48
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2019A:
5,000	5.000%, 7/01/42	7/29 at 100.00	Aa2	6,422,800
2,000	5.000%, 7/01/49	7/29 at 100.00	Aa2	2,537,980
2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	2,887,276
	Cornell University, Series 2008C, 5.000%, 7/01/37
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,
	Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,160,900
11,560	5.000%, 7/01/40	7/20 at 100.00	Aa1	11,933,388

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute,
	Series 2015A:
$ 800	5.000%, 7/01/39	7/24 at 100.00	A2	$ 915,656
1,500	5.000%, 7/01/44	7/24 at 100.00	A2	1,708,575
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of
	Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,586,200
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,151,040
	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College,
	Series 2010:
1,815	5.250%, 7/01/25	9/19 at 100.00	Ba1	1,818,739
2,000	5.250%, 7/01/35	7/20 at 100.00	Ba1	2,030,900
8,925	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	9,942,807
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/23 at 100.00	A+	1,122,740
	Project, Series 2013A, 5.000%, 7/01/39
7,695	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	7,398,204
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A–	2,010,945
1,785	5.000%, 9/01/43	9/23 at 100.00	A–	2,003,216
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John	6/24 at 100.00	A–	1,646,890
	Fisher College, Series 2014A, 5.500%, 6/01/39
1,220	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	1,382,809
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue
	Bonds, Queens Baseball Stadium Project, Series 2009:
1,000	6.125%, 1/01/29 – AGC Insured	9/19 at 100.00	AA	1,003,680
1,000	6.375%, 1/01/39 – AGC Insured	9/19 at 100.00	AA	1,003,640
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	9/19 at 100.00	BBB	6,833,673
5,000	5.000%, 1/01/36 – AMBAC Insured	9/19 at 100.00	BBB	5,013,850
1,030	4.750%, 1/01/42 – AMBAC Insured	9/19 at 100.00	BBB	1,044,987
14,500	5.000%, 1/01/46 – AMBAC Insured	9/19 at 100.00	BBB	14,716,485
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	9/19 at 100.00	AA	4,753,130
	Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	9/19 at 100.00	Baa1	4,312,571
31,650	5.000%, 3/01/36 – NPFG Insured	9/19 at 100.00	Baa1	31,732,290
20,210	4.500%, 3/01/39 – FGIC Insured	9/19 at 100.00	Baa1	20,243,144
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	1/21 at 100.00	AA	3,568,164
	American Art, Series 2011, 5.000%, 7/01/31
6,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	7,066,195
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69, (WI/DD, Settling 10/22/19)
5,130	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	5,338,381
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69, (WI/DD, Settling 10/22/19)
	Niagara Area Development Corporation, New York, Niagara University Project,
	Series 2012A:
600	5.000%, 5/01/35	5/22 at 100.00	BBB+	647,034
1,000	5.000%, 5/01/42	5/22 at 100.00	BBB+	1,072,170

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/22 at 100.00	Baa2	$ 1,555,082
	Project, Series 2012, 5.000%, 7/01/42
1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse	12/21 at 100.00	AA–	1,086,110
	University Project, Series 2011, 5.000%, 12/01/36
3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic	9/20 at 100.00	A3	3,837,455
	Institute, Series 2010A, 5.125%, 9/01/40
374,395	Total Education and Civic Organizations			385,665,636
	Financials – 4.6% (2.9% of Total Investments)
1,615	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	2,248,225
	Series 2005, 5.250%, 10/01/35
13,835	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	20,079,427
	Series 2007, 5.500%, 10/01/37
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
319	0.000%, 8/01/41 (5)	No Opt. Call	N/R	43,873
1,953	0.000%, 8/01/41 (5)	No Opt. Call	N/R	1,420,636
1,053	0.000%, 8/01/42 (5)	No Opt. Call	N/R	144,836
3,435	0.000%, 8/01/42 (5)	No Opt. Call	N/R	2,499,256
699	0.000%, 8/01/44 (5)	No Opt. Call	N/R	96,111
2,123	0.000%, 8/01/44 (5)	No Opt. Call	N/R	1,544,224
1,320	0.000%, 8/01/45 (5)	No Opt. Call	N/R	181,515
4,009	0.000%, 8/01/45 (5)	No Opt. Call	N/R	2,916,511
12,696	0.000%, 8/01/46 (5)	No Opt. Call	N/R	1,745,732
38,556	0.000%, 8/01/46 (5)	No Opt. Call	N/R	28,049,173
81,613	Total Financials			60,969,519
	Health Care – 3.1% (2.0% of Total Investments)
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist	7/24 at 100.00	A	1,441,688
	Hospital Project, Refunding Series 2014, 5.000%, 7/01/27
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2017:
1,000	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	1,193,430
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	356,202
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/20 at 100.00	A–	934,029
	Systems Inc., Series 2010A, 5.750%, 7/01/40
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest
	Systems, Inc. Project, Series 2016B:
2,000	4.000%, 7/01/41	7/26 at 100.00	A–	2,214,920
7,940	5.000%, 7/01/46	7/26 at 100.00	A–	9,356,575
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	Aa1	2,003,325
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/22 at 100.00	A–	4,261,647
	General Hospital Project, Series 2013A, 5.000%, 12/01/42
2,800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/26 at 100.00	A–	3,281,180
	General Hospital Project, Series 2017, 5.000%, 12/01/46
5,585	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	A–	5,971,817
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
565	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	11/20 at 100.00	Baa2	596,442
	2010-C2, 6.125%, 11/01/37
2,260	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	Baa2	2,571,044
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46
5,015	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John’s Riverside	9/19 at 100.00	B–	5,014,448
	Hospital, Series 2001A, 7.125%, 7/01/31

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,775	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John’s Riverside	9/19 at 100.00	B–	$ 1,774,805
	Hospital, Series 2001B, 7.125%, 7/01/31
37,165	Total Health Care			40,971,552
	Housing/Multifamily – 0.1% (0.0% of Total Investments)
1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/20 at 100.00	AA+	1,065,470
	Bonds, Series 2010D-1A, 5.000%, 11/01/42
	Industrials – 3.2% (2.0% of Total Investments)
38,030	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	42,243,344
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	Long-Term Care – 0.1% (0.1% of Total Investments)
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic	12/20 at 100.00	BBB–	1,281,044
	Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40
	Tax Obligation/General – 11.6% (7.3% of Total Investments)
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C:
985	5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	987,955
15	5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	15,045
11,365	Nassau County, New York, General Obligation Bonds, General Improvement Series 2018B,	7/28 at 100.00	AA	13,961,562
	5.000%, 7/01/49 – AGM Insured
	Nassau County, New York, General Obligation Bonds, General Improvement Series,
	Refunding 2016A:
5,860	5.000%, 1/01/31	1/26 at 100.00	A+	7,087,787
500	5.000%, 1/01/38	1/26 at 100.00	A+	591,165
5,030	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	6,074,228
	5.000%, 4/01/33
1,200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	9/19 at 100.00	Aa1	1,203,432
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
6,085	5.000%, 10/01/31	10/22 at 100.00	Aa1	6,803,882
1,000	5.000%, 10/01/33	10/22 at 100.00	Aa1	1,115,630
1,570	5.000%, 10/01/34	10/22 at 100.00	Aa1	1,750,315
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	Aa1	9,639,119
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	Aa1	1,112,420
2,000	5.000%, 8/01/31	8/22 at 100.00	Aa1	2,224,200
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	Aa1	5,674,950
3,400	5.000%, 3/01/31	3/23 at 100.00	Aa1	3,856,110
2,190	5.000%, 3/01/32	3/23 at 100.00	Aa1	2,481,095
1,000	5.000%, 3/01/33	3/23 at 100.00	Aa1	1,130,960
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	Aa1	4,284,306
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	Aa1	9,195,680
7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	Aa1	9,015,343
9,600	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,	12/26 at 100.00	Aa1	11,619,072
	5.000%, 12/01/41
7,560	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1,	10/27 at 100.00	Aa1	9,687,913
	5.250%, 10/01/33
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/37	3/28 at 100.00	Aa1	8,774,850
3,580	5.000%, 3/01/39	3/28 at 100.00	Aa1	4,464,797
11,355	5.000%, 3/01/41	3/28 at 100.00	Aa1	14,090,987
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%,	9/19 at 100.00	Aa1	5,015
	11/01/20 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New York City, New York, General Obligation Bonds, Series 2011D-I:
$ 2,785	5.000%, 10/01/30	10/21 at 100.00	Aa1	$ 3,005,266
2,880	5.000%, 10/01/34	10/21 at 100.00	Aa1	3,115,037
1,740	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	Aa1	1,911,564
	5.000%, 4/01/28
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA	985,008
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA	809,718
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	769,045
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	799,114
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	824,469
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	853,830
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	883,789
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	913,004
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	933,691
129,592	Total Tax Obligation/General			152,651,353
	Tax Obligation/Limited – 41.3% (26.1% of Total Investments)
5,000	Battery Park City Authority, New York, Senior Revenue Bonds, Sustainability Series	11/29 at 100.00	Aaa	6,420,900
	2019A, 5.000%, 11/01/49
105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/19 at 100.00	AA	105,347
	Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2011C:
995	5.000%, 3/15/34	3/21 at 100.00	AA+	1,051,138
24,000	5.000%, 3/15/41	3/21 at 100.00	AA+	25,453,200
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2012D:
7,550	5.000%, 2/15/33	2/22 at 100.00	AA+	8,214,098
10,000	5.000%, 2/15/40	2/22 at 100.00	AA+	10,844,500
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2014A:
5,000	5.000%, 2/15/29	2/24 at 100.00	AA+	5,819,750
10,000	5.000%, 2/15/30	2/24 at 100.00	AA+	11,631,700
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	8,062,600
	General Purpose Series 2014C Group C, 5.000%, 3/15/44
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/25 at 100.00	AA+	2,979,825
	General Purpose Series 2015A, 5.000%, 3/15/33
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/27 at 100.00	AA+	9,166,575
	General Purpose, Series 2017A, 5.000%, 2/15/38
15,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	18,788,700
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/45
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/23 at 100.00	AA+	31,805,950
	2013A, 5.000%, 3/15/43
12,045	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	14,442,678
	2015B Group A,B&C, 5.000%, 3/15/36
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/27 at 100.00	AA+	3,703,530
	2017A, 5.000%, 3/15/37
10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/28 at 100.00	AA+	11,321,000
	2018C, 4.000%, 3/15/45
1,080	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	1,224,763
	Buffalo City School District, Refunding Series 2013A, 5.000%, 5/01/28

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
$ 5,045	5.000%, 11/15/27	11/25 at 100.00	BB	$ 5,834,795
6,770	5.000%, 11/15/34	11/25 at 100.00	BB	7,656,938
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture
	Fiscal 2017 Series A:
8,185	5.000%, 2/15/38	2/27 at 100.00	Aa2	10,093,660
21,015	5.000%, 2/15/45	2/27 at 100.00	Aa2	25,542,892
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
8,770	5.750%, 2/15/47	2/21 at 100.00	Aa2	9,325,667
5,735	5.250%, 2/15/47	2/21 at 100.00	Aa2	6,065,221
1,765	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	1,853,285
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	4,153,485
	Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	3,212,200
	Fiscal 2018 Series Subseries S-4A, 5.250%, 7/15/36
5,625	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	7,086,206
	Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45
8,605	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	10,709,181
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/43
7,945	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	10,053,444
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,
	Fiscal Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	6,390,900
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	6,248,527
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	13,053,370
	Fiscal Series 2015S-2, 5.000%, 7/15/40
7,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	1/26 at 100.00	AA	8,346,000
	Fiscal Series 2016S-1, 4.000%, 7/15/40
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	6,761,968
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	26,186,919
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/22 at 100.00	AAA	35,570,600
	Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	5,738,061
	Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	15,588,048
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2015 Series B-1:
5,000	5.000%, 8/01/33	8/24 at 100.00	AAA	5,873,050
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,640,368
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	AAA	1,370,567
	Subordinate Fiscal 2017 Series A-1, 4.000%, 5/01/42
8,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	9,105,939
	Subordinate Fiscal 2017 Series B-1, 4.000%, 8/01/41
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2019 Series A-1:
1,375	5.000%, 8/01/38	8/28 at 100.00	AAA	1,728,746
4,000	5.000%, 8/01/40	8/28 at 100.00	AAA	4,997,480

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue
	Bonds, Subordinate Lien Series 2011C:
$ 5,645	5.500%, 11/01/35	11/20 at 100.00	AAA	$ 5,929,903
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,042,240
8,490	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	8,940,989
	Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35
	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	N/R	19,912,400
4,000	5.750%, 4/01/41	4/21 at 100.00	Aa2	4,286,720
28,795	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	29,527,257
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured
	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
1,600	5.000%, 3/15/29	9/20 at 100.00	AA+	1,664,256
1,945	5.000%, 3/15/30	9/20 at 100.00	AA+	2,022,917
1,920	New York State Urban Development Corporation, Revenue Bonds, State Facilities, Refunding	No Opt. Call	AA	1,969,575
	Series 1995, 5.700%, 4/01/20 – AGM Insured (UB) (6)
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	3/23 at 100.00	AA+	13,673,258
	General Purpose Series 2013C, 5.000%, 3/15/32
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
990	0.000%, 7/01/24	No Opt. Call	N/R	863,785
15,167	5.000%, 7/01/58	7/28 at 100.00	N/R	15,851,942
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
8,723	4.329%, 7/01/40	7/28 at 100.00	N/R	8,886,556
259	4.536%, 7/01/53	7/28 at 100.00	N/R	263,201
3,496	4.784%, 7/01/58	7/28 at 100.00	N/R	3,596,510
185	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays	9/19 at 100.00	Baa2	185,575
	Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured
2,730	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H Lee Dennison	11/23 at 100.00	BBB+	3,043,076
	Building, Series 2013, 5.000%, 11/01/33
484,710	Total Tax Obligation/Limited			545,883,931
	Transportation – 18.0% (11.4% of Total Investments)
4,910	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue	1/27 at 100.00	A+	5,845,797
	Bonds, Series 2017, 5.000%, 1/01/47
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/26 at 100.00	AA–	11,844,300
	Climate Bond Certified Series 2016A-1, 5.000%, 11/15/46
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding
	Green Series 2016B:
1,815	4.000%, 11/15/34	11/26 at 100.00	AA–	2,054,544
4,000	5.000%, 11/15/35	11/26 at 100.00	AA–	4,878,600
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	15,577,407
	Series 2012F, 5.000%, 11/15/30
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2013E:
1,785	5.000%, 11/15/32	11/23 at 100.00	AA–	2,037,167
10,000	5.000%, 11/15/38	11/23 at 100.00	AA–	11,334,200
9,370	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	AA–	10,916,331
	2014B, 5.250%, 11/15/35
2,700	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/25 at 100.00	AA–	3,131,028
	2015A-1, 5.000%, 11/15/45
2,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	AA–	3,142,159
	2016C-1, 5.000%, 11/15/34

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 8,055	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	$ 8,667,261
	Center Project, Series 2011, 5.000%, 11/15/44
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,
	Series 2016A:
2,000	5.000%, 1/01/36	1/26 at 100.00	A2	2,405,580
7,500	5.000%, 1/01/41	1/26 at 100.00	A2	8,934,225
1,285	5.000%, 1/01/46	1/26 at 100.00	A2	1,522,005
19,230	5.000%, 1/01/51	1/26 at 100.00	A2	22,590,442
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Forth Series 2014:
3,950	5.000%, 9/01/34	9/24 at 100.00	AA–	4,653,772
1,000	5.000%, 9/01/35	9/24 at 100.00	AA–	1,174,470
5,155	5.000%, 9/01/36	9/24 at 100.00	AA–	6,041,660
9,755	5.000%, 9/01/39	9/24 at 100.00	AA–	11,407,204
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Ninth Series 2015:
3,595	5.000%, 5/01/35	5/25 at 100.00	AA–	4,303,431
10,780	5.000%, 5/01/45	5/25 at 100.00	AA–	12,679,220
9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	AA–	10,877,670
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	2,293,200
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,515	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	1,742,841
	Eleventh Series 2018, 4.000%, 9/01/43
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	AA–	1,232,990
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Ninth
	Series 2018:
1,500	5.000%, 7/15/36	7/28 at 100.00	AA–	1,915,050
1,200	5.000%, 7/15/37	7/28 at 100.00	AA–	1,527,096
1,000	5.000%, 7/15/38	7/28 at 100.00	AA–	1,269,320
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	AA–	2,435,440
	Series 2017, 5.000%, 10/15/47
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	9/19 at 100.00	BBB+	2,606,350
	Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28
1,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,860,570
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37
500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	619,605
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA
	Bridges & Tunnels, Series 2018A:
8,755	5.000%, 11/15/43	5/28 at 100.00	AA–	10,933,156
10,000	5.000%, 11/15/45	5/28 at 100.00	AA–	12,447,700
9,270	5.000%, 11/15/46	5/28 at 100.00	AA–	11,522,054
10,415	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/29 at 100.00	AA–	13,136,231
	Bridges & Tunnels, Series 2019A, 5.000%, 11/15/49
5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	5,781,455
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
201,040	Total Transportation			237,341,531
	U.S. Guaranteed – 8.4% (5.3% of Total Investments) (7)
5,315	Albany Capital Resource Corporation, New York, St Peter’s Hospital Project, Series 2011,	11/20 at 100.00	N/R	5,636,292
	6.125%, 11/15/30 (Pre-refunded 11/15/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds,
	Grasse River LLC at SUNY Canton Project Series 2010A:
$ 1,000	5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	$ 1,026,640
1,000	5.000%, 5/01/45 (Pre-refunded 5/01/20) – AGM Insured	5/20 at 100.00	AA	1,026,640
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/20 at 100.00	A–	905,984
	Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)
4,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/21 at 100.00	A–	4,268,600
	Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)
895	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/19 at 100.00	AA	898,141
	Program, Series 2009A, 5.625%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded	10/20 at 100.00	AA	3,126,990
	10/01/20) – AGM Insured
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
14,260	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	15,249,929
265	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	281,496
85	5.000%, 2/15/47 (Pre-refunded 2/15/21) – AGM Insured	2/21 at 100.00	AA	89,987
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A–	5,335,750
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/20 at 100.00	AA–	28,701,637
	2010D, 5.250%, 11/15/40 (Pre-refunded 11/15/20)
6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	AA–	7,003,074
	2013B, 5.000%, 11/15/30 (Pre-refunded 5/15/23)
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	AA–	551,966
	2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	2,241,373
	2013D, 5.250%, 11/15/30 (Pre-refunded 11/15/23)
14,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	16,371,460
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
4,355	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	N/R	4,583,725
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)
1,605	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	N/R	1,769,512
	5.000%, 4/01/28 (Pre-refunded 4/01/22)
955	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	1,024,620
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College,
	Series 2011:
1,390	5.500%, 7/01/33 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	1,472,872
1,000	5.250%, 7/01/36 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	1,056,330
4,000	5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	4,231,920
4,485	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	11/20 at 100.00	N/R	4,750,063
	2010-C2, 6.125%, 11/01/37 (Pre-refunded 11/01/20)
103,240	Total U.S. Guaranteed			111,605,001
	Utilities – 12.0% (7.6% of Total Investments)
2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	2/20 at 100.00	BBB–	2,490,376
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,125,214

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
$ 8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	$ 7,416,560
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	7,277,360
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	17,805,200
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	8,689,600
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	12,682,050
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	8,199,400
2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A–	2,978,992
	2014A, 5.000%, 9/01/44
6,520	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A–	7,941,360
	2017, 5.000%, 9/01/47
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015:
5,090	5.000%, 12/15/36	12/25 at 100.00	AAA	6,180,584
8,925	5.000%, 12/15/37	12/25 at 100.00	AAA	10,806,747
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	10,990,740
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	25,551,696
7,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	8,608,040
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B:
3,750	5.000%, 12/15/33	6/26 at 100.00	AAA	4,631,175
3,575	5.000%, 12/15/34	6/26 at 100.00	AAA	4,403,792
3,275	5.000%, 12/15/35	6/26 at 100.00	AAA	4,027,333
5,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017,	12/27 at 100.00	AAA	6,305,400
	5.000%, 12/15/39
152,010	Total Utilities			158,111,619
	Water and Sewer – 20.3% (12.8% of Total Investments)
5,160	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	5,588,280
	Revenue Bonds, Second General Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	4,669,482
	General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	11,727,900
	General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	5,949,550
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/39
15,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/26 at 100.00	AA+	18,027,450
	General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2018 Series AA:
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	6,191,950
3,000	5.000%, 6/15/38	6/27 at 100.00	AA+	3,706,440
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,648,900
	General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48
25,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	30,727,500
	General Resolution Revenue Bonds, Fiscal 2018 Series DD-2, 5.000%, 6/15/48 (UB)
1,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	1,747,536
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2018 Series FF:
13,815	5.000%, 6/15/38	6/28 at 100.00	AA+	17,391,151
10,000	5.000%, 6/15/40	6/28 at 100.00	AA+	12,492,000
9,205	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/29 at 100.00	AA+	11,736,743
	General Resolution Revenue Bonds, Fiscal 2019 Series FF-2, 5.000%, 6/15/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 10,000	New York City Municipal Water Finance Authority, Water and Sewer System Second General	12/29 at 100.00	AA+	$ 12,707,300
	Resolution Revenue Bonds, Fiscal 2020 Series BB-1, 5.000%, 6/15/49
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Second Resolution:
2,580	5.000%, 6/15/30	6/24 at 100.00	AAA	3,037,615
3,110	5.000%, 6/15/36	6/25 at 100.00	AAA	3,729,388
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
7,350	5.000%, 6/15/42	6/27 at 100.00	AAA	9,079,014
3,500	5.000%, 6/15/42	6/27 at 100.00	AAA	4,323,340
1,940	4.000%, 6/15/46	6/26 at 100.00	AAA	2,175,458
4,000	5.000%, 6/15/47	6/27 at 100.00	AAA	4,903,240
13,500	5.000%, 6/15/47 (UB) (6)	6/27 at 100.00	AAA	16,548,435
10,430	5.000%, 6/15/48	6/28 at 100.00	AAA	13,018,309
22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	5/24 at 100.00	AAA	25,848,273
	Bonds, 2010 Master Financing Program, Green Series 2014B, 5.000%, 5/15/44
5,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	8/26 at 100.00	AAA	6,112,500
	Bonds, 2010 Master Financing Program, Green Series 2016B, 5.000%, 8/15/41
3,845	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	4/20 at 100.00	AAA	3,934,281
	Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35
3,095	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	2/22 at 100.00	AAA	3,376,645
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
1,160	6.125%, 7/01/24	No Opt. Call	Ca	1,244,100
1,825	6.000%, 7/01/44	9/19 at 100.00	Ca	1,852,375
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
985	5.500%, 7/01/28	7/22 at 100.00	Ca	1,044,100
3,640	5.750%, 7/01/37	7/22 at 100.00	Ca	3,867,500
2,975	6.000%, 7/01/47	7/22 at 100.00	Ca	3,168,375
7,020	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2015A,	6/25 at 100.00	AAA	8,606,169
	5.250%, 6/01/36
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue	No Opt. Call	A1	2,131,300
	Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured
	Water Authority of Western Nassau County, New York, Water System Revenue Bonds, Series
	2015A:
1,325	5.000%, 4/01/40	4/25 at 100.00	AA–	1,545,294
1,950	5.000%, 4/01/45	4/25 at 100.00	AA–	2,261,902
223,465	Total Water and Sewer			268,119,795
$ 1,920,365	Total Long-Term Investments (cost $1,903,710,187)			2,089,791,843
	Floating Rate Obligations – (2.4)%			(32,240,000)
	MuniFund Preferred Shares, net of deferred offering costs – (6.0)% (8)			(79,533,317)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (50.1)% (9)			(661,209,175)
	Other Assets Less Liabilities – 0.2%			3,618,949
	Net Asset Applicable to Common Shares – 100%			$ 1,320,428,300

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 3.8%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 31.6%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2019 (Unaudited)

	NNY	NYV	NAN	NRK
Assets
Long-term investments, at value (cost $145,323,945, $29,599,603
$693,817,072 and $1,903,710,187 respectively)	$157,593,707	$33,266,083	$753,583,054	$2,089,791,843
Short-term investments, at value (cost approximates value)	—	4,640,000	—	—
Cash	966,423	21,359	—	—
Receivable for interest	1,643,831	415,567	8,738,901	22,154,739
Other assets	3,103	3,088	149,907	781,779
Total assets	160,207,064	38,346,097	762,471,862	2,112,728,361
Liabilities
Cash overdraft	—	—	1,040,642	1,774,001
Floating rate obligations	1,840,000	—	34,300,000	32,240,000
Payable for:
Dividends	422,947	95,399	1,361,275	3,719,145
Interest	31,851	—	788,144	288,117
Investments purchased	905,000	225,000	4,420,000	11,955,000
Offering costs	—	—	63,977	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $147,000,000 and $—,
respectively)	—	—	146,828,312	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering
costs (liquidation preference $—, $—, $— and $80,000,000, respectively)	—	—	—	79,533,317
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $89,000,000 and $663,800,000,
respectively)	—	—	88,068,604	661,209,175
Accrued expenses:
Management fees	73,672	17,848	381,618	1,004,376
Directors/Trustees fees	600	144	81,049	313,181
Other	40,538	21,445	109,606	263,749
Total liabilities	3,314,608	359,836	277,443,227	792,300,061
Net assets applicable to common shares	$156,892,456	$37,986,261	$485,028,635	$1,320,428,300
Common shares outstanding	15,223,098	2,349,612	30,851,332	87,235,304
Net asset value (“NAV”) per common share outstanding	$10.31	$16.17	$15.72	$15.14
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$152,231	$23,496	$308,513	$872,353
Paid-in-surplus	145,302,558	33,599,476	435,794,145	1,173,953,742
Total distributable earnings	11,437,667	4,363,289	48,925,977	145,602,205
Net assets applicable to common shares	$156,892,456	$37,986,261	$485,028,635	$1,320,428,300
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited
N/A – Fund is not authorized to issue preferred shares.

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended August 31, 2019 (Unaudited)

	NNY	NYV	NAN	NRK
Investment Income	$3,266,797	$666,954	$15,010,048	$41,298,436
Expenses
Management fees	378,963	103,816	2,229,254	5,865,766
Interest expense and amortization of offering costs	19,374	—	3,049,329	6,603,843
Liquidity fees	—	—	347,478	2,564,749
Remarketing fees	—	—	25,464	394,287
Custodian fees	13,069	5,845	38,997	94,673
Directors/Trustees fees	2,039	491	9,385	26,879
Professional fees	13,341	11,707	39,718	61,228
Shareholder reporting expenses	7,167	1,172	17,046	35,138
Shareholder servicing agent fees	6,213	68	15,093	14,106
Stock exchange listing fees	3,467	3,474	4,383	12,407
Investor relations expenses	1,737	183	8,058	23,448
Other	7,586	6,568	46,472	109,995
Total expenses	452,956	133,324	5,830,677	15,806,519
Net investment income (loss)	2,813,841	533,630	9,179,371	25,491,917
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	263,372	693,682	1,895,782	7,406,336
Change in net unrealized appreciation (depreciation) of investments	6,229,289	1,306,084	29,658,428	79,312,299
Net realized and unrealized gain (loss)	6,492,661	1,999,766	31,554,210	86,718,635
Net increase (decrease) in net assets
applicable to common shares
from operations	$9,306,502	$2,533,396	$40,733,581	$112,210,552

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NNY		NYV
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Operations
Net investment income (loss)	$2,813,841	$5,415,725	$533,630	$1,248,838
Net realized gain (loss) from:
Investments	263,372	648,737	693,682	(97,223)
Swaps	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	6,229,289	382,665	1,306,084	610,192
Swaps	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	9,306,502	6,447,127	2,533,396	1,761,807
Distributions to Common Shareholders
Dividends	(2,739,763)	(5,478,716)	(599,151)	(1,198,302)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(2,739,763)	(5,478,716)	(599,151)	(1,198,302)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	44,756	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	44,756	—	—	—
Net increase (decrease) in net assets
applicable to common shares	6,611,495	968,411	1,934,245	563,505
Net assets applicable to common
shares at the beginning of period	150,280,961	149,312,550	36,052,016	35,488,511
Net assets applicable to common
shares at the end of period	$156,892,456	$150,280,961	$37,986,261	$36,052,016

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	NAN		NRK
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	8/31/19	2/28/19	8/31/19	2/28/19
Operations
Net investment income (loss)	$9,179,371	$18,781,818	$25,491,917	$49,761,231
Net realized gain (loss) from:
Investments	1,895,782	458,444	7,406,336	(3,649,148)
Swaps	—	—	—	719,434
Change in net unrealized appreciation
(depreciation) of:
Investments	29,658,428	(184,137)	79,312,299	9,909,799
Swaps	—	—	—	(627,281)
Net increase (decrease) in net assets
applicable to common shares
from operations	40,733,581	19,056,125	112,210,552	56,114,035
Distributions to Common Shareholders
Dividends	(8,885,184)	(17,862,975)	(23,553,533)	(47,247,461)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(8,885,184)	(17,862,975)	(23,553,533)	(47,247,461)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(3,387,483)	—	(4,453,608)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(3,387,483)	—	(4,453,608)
Net increase (decrease) in net assets
applicable to common shares	31,848,397	(2,194,333)	88,657,019	4,412,966
Net assets applicable to common
shares at the beginning of period	453,180,238	455,374,571	1,231,771,281	1,227,358,315
Net assets applicable to common
shares at the end of period	$485,028,635	$453,180,238	$1,320,428,300	$1,231,771,281

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended August 31, 2019 (Unaudited)

	NAN	NRK
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares
from Operations	$40,733,581	$112,210,552
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by
(used in) operating activities:
Purchases of investments	(40,781,317)	(154,308,864)
Proceeds from sales and maturities of investments	34,361,214	136,797,520
Taxes paid	(7,987)	(7,947)
Amortization (Accretion) of premiums and discounts, net	1,797,732	1,930,608
Amortization of deferred offering costs	32,237	69,032
(Increase) Decrease in:
Receivable for interest	(373,472)	(15,133)
Other assets	(23,686)	(66,850)
Increase (Decrease) in:
Payable for interest	491,619	288,117
Payable for investments purchased	4,420,000	11,955,000
Payable for offering costs	(4,311)	—
Accrued management fees	48,444	128,246
Accrued Directors/Trustees fees	12,295	46,481
Accrued professional fees	(28,558)	(35,632)
Accrued other expenses	18,101	28,302
Net realized (gain) loss from investments	(1,895,782)	(7,406,336)
Change in net unrealized (appreciation) depreciation of investments	(29,658,428)	(79,312,299)
Net cash provided by (used in) operating activities	9,141,682	22,300,797
Cash Flows from Financing Activities:
Proceeds from borrowings	—	34,600,000
Repayments of borrowings	—	(34,600,000)
Increase (Decrease) in cash overdraft	(249,108)	1,774,001
Repayments of floating rate obligations	—	(1,360,000)
Cash distributions paid to common shareholders	(8,892,574)	(23,540,333)
Net cash provided by (used in) financing activities	(9,141,682)	(23,126,332)
Net Increase (Decrease) in Cash	—	(825,535)
Cash at the beginning of period	—	825,535
Cash at the end of period	$—	$—

Supplemental Disclosure of Cash Flow Information	NAN	NRK
Cash paid for interest (excluding amortization of offering costs)	$3,012,842	$6,534,812

See accompanying notes to financial statements.

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
NNY
Year Ended 2/28-2/29:
2020(e)	$9.87	$0.18	$0.44	$0.62	$(0.18)	$—	$(0.18)	$10.31	$10.33
2019	9.81	0.36	0.06	0.42	(0.36)	—	(0.36)	9.87	9.67
2018	9.89	0.37	(0.07)	0.30	(0.38)	—	(0.38)	9.81	9.26
2017(d)	10.33	0.16	(0.44)	(0.28)	(0.16)	—	(0.16)	9.89	9.70
Year Ended 9/30:
2016	10.01	0.41	0.30	0.71	(0.39)	—	(0.39)	10.33	10.33
2015	10.08	0.40	(0.08)	0.32	(0.39)	—	(0.39)	10.01	9.71
2014	9.65	0.41	0.41	0.82	(0.39)	—	(0.39)	10.08	9.71

NYV
Year Ended 2/28-2/29:
2020(e)	15.34	0.23	0.86	1.09	(0.26)	—	(0.26)	16.17	14.75
2019	15.10	0.53	0.22	0.75	(0.51)	—	(0.51)	15.34	13.68
2018	15.46	0.55	(0.21)	0.34	(0.59)	(0.11)	(0.70)	15.10	13.78
2017(d)	16.14	0.25	(0.64)	(0.39)	(0.29)	—	(0.29)	15.46	14.87
Year Ended 9/30:
2016	15.89	0.81	0.07	0.88	(0.63)	—	(0.63)	16.14	15.90
2015	15.94	0.67	(0.08)	0.59	(0.64)	—	(0.64)	15.89	14.85
2014	15.16	0.68	0.76	1.44	(0.66)	—	(0.66)	15.94	14.44

(a)
Total Return Based on Common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

6.33%	8.75%	$156,892	0.59	%*	3.65	%*	5%
4.37	8.52	150,281	0.59		3.63		17
3.01	(0.80)	149,313	0.60		3.69		12
(2.71)	(4.54)	150,358	0.63	*	3.77	*	14

7.23	10.56	156,939	0.60		4.04		15
3.22	4.05	152,137	0.60		3.98		31
8.63	12.76	153,087	0.63		4.13		23

7.12	9.73	37,986	0.72	*	2.87	*	17
5.05	3.08	36,052	0.75		3.50		34
2.17	(2.83)	35,489	0.75		3.53		27
(2.41)	(4.67)	36,329	0.85	*	3.90	*	13

5.62	11.45	37,927	0.76		5.01		8
3.74	7.34	37,326	0.75		4.19		11
9.69	8.12	37,455	0.76		4.37		19

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NNY		NYV
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020(e)	0.03%*	2020(e)	—%
2019	0.02	2019	—
2018	0.03	2018	—
2017(d)	0.03*	2017(d)	—
Year Ended 9/30:		Year Ended 9/30:
2016	0.02	2016	—
2015	0.01	2015	—
2014	0.01	2014	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(d)	For the five months ended February 28, 2017.
(e)	For the six months ended August 31, 2019.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains		Total	Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
NAN
Year Ended 2/28-2/29:
2020(f)	$14.69	$0.30	$1.02	$1.32	$(0.29)	$—		$(0.29)	$—		$15.72	$14.25
2019	14.63	0.61	0.01	0.62	(0.58)	—		(0.58)	0.02		14.69	12.87
2018	14.85	0.67	(0.19)	0.48	(0.70)	—		(0.70)	—		14.63	13.02
2017(e)	15.78	0.29	(0.92)	(0.63)	(0.30)	—		(0.30)	—		14.85	13.75
Year Ended 9/30:
2016	15.26	0.76	0.55	1.31	(0.79)	—	*	(0.79)	—		15.78	15.33
2015	15.36	0.71	(0.04)	0.67	(0.77)	—		(0.77)	—	*	15.26	13.42
2014	14.33	0.67	1.12	1.79	(0.76)	—		(0.76)	—		15.36	13.33

NRK
Year Ended 2/28-2/29:
2020(f)	14.12	0.29	1.00	1.29	(0.27)	—		(0.27)	—		15.14	13.63
2019	14.01	0.57	0.07	0.64	(0.54)	—		(0.54)	0.01		14.12	12.36
2018	14.21	0.62	(0.20)	0.42	(0.62)	—		(0.62)	—		14.01	12.31
2017(e)	15.17	0.27	(0.96)	(0.69)	(0.27)	—		(0.27)	—		14.21	12.93
Year Ended 9/30:
2016	14.36	0.69	0.82	1.51	(0.70)	—		(0.70)	—		15.17	14.12
2015	14.39	0.72	(0.02)	0.70	(0.73)	—		(0.73)	—		14.36	12.59
2014	13.57	0.76	0.88	1.64	(0.82)	—		(0.82)	—		14.39	12.80

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.04%	13.05%	$485,029	2.48	%**	3.90	%**	5%
4.46	3.49	453,180	2.45		4.16		23
3.19	(0.44)	455,375	2.10		4.43		14
(3.97)	(8.32)	462,128	2.01	**	4.74	**	20

8.77	20.51	491,272	1.62		4.86		16
4.47	6.53	474,842	1.70		4.71		17
12.79	9.29	142,279	2.55		4.54		20

9.21	12.56	1,320,428	2.47	**	3.98	**	7
4.75	5.01	1,231,771	2.51		4.08		21
2.90	(0.18)	1,227,358	2.13		4.28		13
(4.52)	(6.49)	1,244,673	2.03	**	4.60	**	13

10.71	18.04	1,329,069	1.55		4.66		10
4.98	4.06	1,257,927	1.43		5.01		18
12.48	11.53	1,260,498	1.57		5.50		25

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAN		NRK
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020(f)	1.45%**	2020(f)	1.49%**
2019	1.42	2019	1.52
2018	1.07	2018	1.14
2017(e)	0.96**	2017(e)	1.02**
Year Ended 9/30:		Year Ended 9/30:
2016	0.65	2016	0.62
2015	0.50	2015	0.48
2014	1.20	2014	0.58

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the five months ended February 28, 2017.
(f)	For the six months ended August 31, 2019.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	iMTP Shares at the End of Period		MFP Shares at the End of Period		AMTP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP, MFP, AMTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NAN
Year Ended 2/28-2/29:
2020(c)	$—	$—	$—	$—	$147,000	$305,521	$—	$—	$89,000	$305,521	$3.06
2019	$—	$—	$—	$—	147,000	292,026	—	—	89,000	292,026	2.92
2018	—	—	—	—			147,000	292,955	89,000	292,955	2.93
2017(b)	—	—	—	—	—	—	147,000	295,834	89,000	295,834	2.96
Year Ended 9/30:
2016	—	—	—	—	—	—	147,000	308,166	89,000	308,166	3.08
2015	—	—	—	—	—	—	94,000	359,477	89,000	359,477	3.59
2014(a)	—	—	—	—	—	—	56,000	354,070	—	—	—

NRK
Year Ended 2/28-2/29:
2020(c)	—	—	80,000	277,525	—	—	—	—	663,800	277,525	2.78
2019	—	—	80,000	265,605	—	—	—	—	663,800	265,605	2.66
2018	—	—	80,000	265,012	—	—	—	—	663,800	265,012	2.65
2017(b)	79,000	13,378	—	—	—	—	—	—	663,800	267,565	2.68
Year Ended 9/30:
2016	79,000	13,946	—	—	—	—	—	—	663,800	278,927	2.79
2015	79,000	16,077	—	—	—	—	—	—	488,800	321,544	3.22
2014(a)	79,000	16,100	—	—	—	—	—	—	488,800	321,997	3.22

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014
NAN
Series 2015 (NAN PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.04	Ω
Series 2016 (NAN PRD)
Ending Market Value per Share	—
Average Market Value per Share	10.05	Ω

NRK
Series 2015 (NRK PRC)
Ending Market Value per Share	—
Average Market Value per Share	10.04	Ω

(b)	For the five months ended February 28, 2017.
(c)	For the six months ended August 31, 2019.
Ω	For the period October 1, 2013 through June 13, 2014.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
●	Nuveen New York Municipal Value Fund, Inc. (NNY)
●	Nuveen New York Municipal Value Fund 2 (NYV)
●	Nuveen New York Quality Municipal Income Fund (NAN)
●	Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NNY was incorporated under the state laws of Minnesota on July 14, 1987. NYV, NAN and NRK were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998 and April 9, 2002, respectively.
The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (Unaudited) (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spread, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NNY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$157,593,707	$—	$157,593,707
NYV
Long-Term Investments*:
Municipal Bonds	$—	$33,266,083	$—	$33,266,083
Short-Term Investments*:
Municipal Bonds	—	4,640,000	—	4,640,000
Total	$—	$37,906,083	$—	$37,906,083
NAN
Long-Term Investments*:
Municipal Bonds	$—	$753,583,054	$—	$753,583,054
NRK
Long-Term Investments*:
Municipal Bonds	$—	$2,089,791,843	$—	$2,089,791,843

* Refer to the Fund’s Portfolio of Investments for industry classifications.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse

Notes to Financial Statements (Unaudited) (continued)
Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NNY	NYV	NAN	NRK
Floating rate obligations: self-deposited Inverse Floaters	$1,840,000	$—	$34,300,000	$32,240,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	18,750,000	—
Total	$1,840,000	$—	$53,050,000	$32,240,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NNY	NYV	NAN	NRK
Average floating rate obligations outstanding	$1,840,000	$—	$34,300,000	$32,469,130
Average annual interest rate and fees	2.09%	—%	2.07%	2.11%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in

certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NNY	NYV	NAN	NRK
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,840,000	$—	$34,300,000	$32,240,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	13,950,000	—
Total	$1,840,000	$—	$48,250,000	$32,240,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NNY	NYV	NAN	NRK
Purchases	$8,211,716	$6,096,938	$40,781,317	$154,308,864
Sales and maturities	6,896,804	6,028,184	34,361,214	136,797,520

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NNY	NYV	NAN	NRK
Outstanding when-issued/delayed delivery purchase commitments	$905,000	$225,000	$4,420,000	$11,955,000

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of

Notes to Financial Statements (Unaudited) (continued)
any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NNY		NAN		NRK
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/19	2/28/19	8/31/19	2/28/19	8/31/19	2/28/19
Common shares:
Issued to shareholders due to reinvestment of distributions	4,442	—	—	—	—	—
Repurchased and retired	—	—	—	(275,214)	—	(383,200)
Weighted average common share:
Price per share repurchased and retired	—	—	—	$12.29	—	$11.60
Discount per share repurchased and retired	—	—	—	15.03%	—	15.49%

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
NAN has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of NAN’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference
				net of
		Shares	Liquidation	deferred
Fund	Series	Outstanding	Preference	offering costs
NAN	2028	1,470	$147,000,000	$146,828,312

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAN	360-day	2028	December 1, 2028*	November 30, 2019

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAN
Average liquidation preference of AMTP Shares outstanding	$147,000,000
Annualized dividend rate	2.58%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
NRK has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as deferred charges which are amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:

			Liquidation
			Preference,
		Shares	net of deferred	Liquidation	Term		Mode
Fund	Series	Outstanding	offering costs	Preference	Redemption Date	Mode	Termination Date
NRK	A	800	$79,533,317	$80,000,000	May 1, 2047	VRRM	May 1, 2047

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NRK
Average liquidation preference of MFP Shares outstanding	$80,000,000
Annualized dividend rate	1.87%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NAN and NRK had $88,068,604 and $661,209,175 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NAN	1	890	0.05%	$ 89,000,000	March 1, 2040
NRK
	1	1,123	0.08%	$112,300,000	August 1, 2040
	2	1,648	0.08%	$164,800,000	August 1, 2040
	3	1,617	0.08%	$161,700,000	December 1, 2040
	4	500	0.10%	$ 50,000,000	June 1, 2040
	5	1,750	0.05%	$175,000,000	June 1, 2046

* Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAN	NRK
Average liquidation preference of VRDP Shares outstanding	$89,000,000	$663,800,000
Annualized dividend rate	1.68%	1.63%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	February 28, 2019
NAN	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,470)	$(147,000,000)

	Year Ended
	February 28, 2019
NAN	Series	Shares	Amount
AMTP Shares issued	2028	1,470	$147,000,000

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of NRK the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (Unaudited) (continued)
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2019.

	NNY	NYV	NAN	NRK
Tax cost of investments	$143,404,166	$34,044,237	$659,274,263	$1,870,726,324
Gross unrealized:
Appreciation	$12,739,645	$3,883,507	$61,443,882	$188,192,992
Depreciation	(390,347)	(21,661)	(1,435,046)	(1,367,654)
Net unrealized appreciation (depreciation) of investments	$12,349,298	$3,861,846	$60,008,836	$186,825,338

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2019, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2019, the Funds’ last tax year end, were as follows:

	NNY	NYV	NAN	NRK
Undistributed net tax-exempt income[1]	$398,834	$88,708	$1,324,400	$1,861,573
Undistributed net ordinary income[2]	168,676	—	175,434	183,998
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2019, and paid on March 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2019 was designated for purposes of the dividends paid deduction as follows:

	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income	$5,430,441	$1,193,590	$22,899,246	$59,010,927
Distributions from net ordinary income[2]	48,275	4,712	64,052	20,610
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NNY	NYV	NAN[3]	NRK
Not subject to expiration:
Short-term	$1,354,305	$141,481	$10,739,381	$37,853,446
Long-term	—	—	2,328,980	10,883,587
Total	$1,354,305	$141,481	$13,068,361	$48,737,033

[3]	A portion of NAN’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows:

	NNY	NAN
Utilized capital loss carryforwards	$649,711	$520,185

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NNY pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual fund-level fee, payable monthly, for each Fund (excluding NNY) is calculated according to the following schedules:

NYV
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NAN
NRK
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NNY and NYV):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Advisor during the 2019 calendar year. As of August 31, 2019, the complex-level fee for each Fund was 0.1570%.

Notes to Financial Statements (Unaudited) (continued)
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NNY	NYV	NAN	NRK
Purchases	$2,293,813	$600,000	$—	$700,000
Sales	363,238	700,000	2,911,575	11,089,234

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

NRK
Maximum outstanding balance	$24,300,000

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NRK
Average daily balance outstanding	$9,276,190
Average annual interest rate	3.32%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. NNY, NYV and NAN did not utilize this facility during the current fiscal period.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Additional Fund
Information

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NAN	NRK
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value.
Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

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Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds.
Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

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Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Glossary of Terms Used in this Report (continued)
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S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

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Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

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Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees or Directors, as applicable (each, a “Board” and each Trustee or Director, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repo-

Annual Investment Management Agreement Approval Process (continued)

sitioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•  Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•  Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•  Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
•  Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;
•  Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and
•  with respect specifically to closed-end funds, such initiatives also included:
•• Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;
•• Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;
•• Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and
•• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

Annual Investment Management Agreement Approval Process (continued)
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen New York Municipal Value Fund, Inc. (the “New York Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the first quartile for the one- and three-year periods. In its review, the Board, however, noted the Performance Peer Group was classified as low for relevancy. In addition, the Fund outperformed its benchmark for the one-, three-, and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Municipal Value Fund 2 (the “New York Value Fund 2”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the first quartile for the one-year period and second quartile for the three-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York AMT-Free Quality Municipal Income Fund (the “New York AMT-Free Quality Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period, first quartile for the three-year period and third quartile for the five-year period. Although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Quality Municipal Income Fund (the “New York Quality Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and third quartile for the five-year period. Although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund.

Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the New York Value Fund and the New York Value Fund 2 each had a net management fee and a net expense ratio below its peer average; and the New York AMT-Free Quality Fund and the New York Quality Fund each had a net management fee in line with its peer average and a net expense ratio below its peer average. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for

Annual Investment Management Agreement Approval Process (continued)
fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-C-0819D 969728-INV-B-10/20

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York AMT-Free Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 7, 2019